UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: September 26, 2008
(Date of earliest event reported)
LECTEC CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number: 0-16159

Minnesota	41-1301878
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1407 South Kings Highway, Texarkana, Texas 75501
(Address of principal executive offices, including zip code)
(903) 832-0993
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01. Other Events
SIGNATURE

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     The information under Item 8.01 regarding the grant of a stock option to Mr. Judd Berlin, the Chief Executive Officer and Chief Financial Officer of LecTec Corporation (“LecTec”), is incorporated herein by reference.
Item 8.01. Other Events.
     On September 26, 2008, the Compensation Committee of the Board of Directors of LecTec granted stock options to each of the three members of the Board of Directors of LecTec, as well as to its sole employee. The terms of the options granted to the four optionees were identical except that the options granted to Mr. William Johnson, LecTec’s only employee, qualified as incentive stock options under the Internal Revenue Code of 1986, as amended, while each of the Directors was granted non-qualified stock options.
     Mr. William Johnson, Mr. Andrew Rollwagen and Dr. Daniel Sigg each received an option to purchase 16,000 shares of LecTec common stock at $4.00 per share and Mr. Judd Berlin received an option to purchase 66,000 shares of LecTec common stock at $4.00 per share. All of the options are fully vested and exercisable as of the date of grant and will expire on September 26, 2018. All of the options were granted under plans previously approved by LecTec’s shareholders and the exercise price for the options is equal to the fair market value of LecTec’s common stock on the date of grant. All of the options provide that termination of service as a Director or employee of LecTec for any reason other than for cause will not affect the terms of the option or cause the option to terminate.
     The foregoing description of the terms of the option grants does not purport to be complete and is qualified in its entirety by reference to (i) LecTec Corporation 1998 Stock Option Plan, which was previously filed as an exhibit to the Company’s Registration Statement on Form S-8 (file number 333-72569), filed on February 18, 1999; (ii) LecTec Corporation 1998 Directors’ Stock Option Plan, which was previously filed as an exhibit to the Company’s Registration Statement on Form S-8 (file number 333-72569), filed on February 18, 1999; and (iii) the form of Director Non-Qualified Stock Option Agreement and the form of Employee Incentive Stock Option Agreement previously filed as exhibits to the Company’s Current Report on Form 8-K filed on September 26, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECTEC CORPORATION
By:	/s/ Judd A. Berlin
Judd A. Berlin
Chief Executive Officer and Chief Financial Officer

Date: October 2, 2008